                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-6302

                       Cohen & Steers Realty Shares, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange

Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

         By: /s/ Robert H. Steers
             -------------------------------
                 Name: Robert H. Steers
                 Title: Chairman

         Date: August 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers                    By:  /s/ Martin Cohen
             -------------------------------              ---------------------------------------
             Name: Robert H. Steers                       Name: Martin Cohen
             Title: Chairman, Secretary and               Title: President, Treasurer
                     principal executive officer                  and principal financial officer

         Date: August 19, 2004

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2004. The net asset value at that date was $58.65. In addition, a regular quarterly dividend of $0.56 per share was declared for shareholders of record on June 17, 2004 and was paid on June 18, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of -4.1%. This compares to the NAREIT Equity REIT Index's(a) total return of -5.8%. For the six months, the fund's total return was 7.4%, compared to NAREIT's 5.5%.

    The second quarter of 2004 brought further evidence of a strengthening U.S. economic recovery. The release of the March increase in the U.S. non-farm payrolls report in early April forced many of the pessimistic, economic naysayers to acknowledge that the recovery was, in fact, for real.

    The second quarter began with a dramatic decline in REIT stock prices, followed by a dramatic rebound and, most importantly, in our view a decisive rotation in leadership within the REIT market. By way of review, the March jobs report took the capital markets by surprise on April 2 and sent the bond market reeling, resulting in the worst quarter for the bond market since the first quarter of 1994. REITs dropped 18% from their highs at the end of March, before bottoming on May 10. We characterized this decline as technical in nature, driven by the valuation concerns of some investors, and one that we believed presented an attractive investment opportunity. In our view, the very jobs report that set off the decline in REIT share prices, was likely to contribute to improving real estate fundamentals and greater cash flow for REITs.

    We are pleased to report that since then REITs have rebounded significantly, recording a 14% total return from May 10 through the end of June, and were one of the best performing asset classes over this time period. The strong returns of the last two months are certainly inconsistent with the notion put forward by some pundits that REITs tipped into a bear market in the second quarter in sympathy with the bond market. In fact, if the first half of 2004 is a proper guide, we believe REITs are on pace to deliver the low- to mid-teens total return profile that is consistent with the sector's long-term average.

    While many observers focused on this uncharacteristic volatility in REIT stock prices, the more interesting story in the second quarter was a powerful rotation of leadership within the REIT market. The defensive and higher-yielding issues, that led the REIT group since 2001, ceded their market leadership to the more cyclically inclined companies that we believe will respond to the economic recovery most quickly and most dramatically. If

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1





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--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

this trend continues, as we believe it will, it will provide further evidence that investors are looking at REITs again not just for their dividend yield, but also for their total return potential. Our quantitative analysis of second quarter trends found a very strong relationship between the prospects for growth in REIT operating income at the property level (the primary indicator of real estate fundamentals) and its total return. Conversely, our analysis of the second quarter showed a very strong opposite correlation between current dividend yield and second quarter total return. It has almost universally been the case that REITs with the least favorable growth prospects require a higher current yield to compensate investors for lower future cash flow growth.

    It is not surprising that the fund's portfolio did well in this second quarter environment since our investment process emphasizes selecting stocks that we view as offering attractive future cash flow growth prospects and strong potential for rising real estate asset values. We positioned our portfolio some time ago to capitalize on this expected rotation, believing that the U.S. economy was on the verge of a sustainable and powerful economic recovery. In our view, this secular shift would drive significant job growth, higher building occupancies and rents, and significantly higher cash flow for REITs. Accordingly, we overweighted the most cyclical property sectors, the apartment and hotel sectors, for example, which led the way in the second quarter, returning 2.2% and -2.6%, respectively. These property types are characterized by short leases (approximately one year and one day, respectively) and more variable demand patterns which enable the landlord to raise occupancies and rents very quickly in an economic upturn.

    Conversely, we underweighted more defensive and interest-rate-sensitive sectors such as the health care and shopping center sectors, which underperformed the overall REIT market, declining 13.4% and 7.5%, respectively. These property types are characterized by very long lease terms and relatively consistent demand profiles and as a result do not respond proportionately to accelerating economic growth. The regional mall sector, which also had been a leader for several quarters, became a laggard in the second quarter, declining 11.5%. The mall sector normally exhibits some cyclical characteristics, but in addition has benefited from a secular consolidation of ownership, which has driven this cyclical group throughout the economic downturn.

    As a result of both our stock selection and property sector weights, the fund outperformed its benchmark in the second quarter. Our stock selection in the apartment, office and hotel sectors were the three largest drivers of our portfolio outperformance as we sought out the geographic areas and companies that we believe would best respond to the resurgent demand for real estate. Our overweight in the apartment sector was also a major contributor. Several months ago our fundamental research pointed to a view that greater job growth and higher interest rates were going to stimulate a significant rebound in demand for apartments, and our valuation model thus indicated that we should take our apartment position from a significant underweight to an overweight. In the first quarter, REIT investors came to appreciate this view more broadly and as a result the apartment sector was one of the best performing sectors in the second quarter. Our stock selection in the regional mall sector and our overweight in the office category were the only two significant detractors from our relative performance.

    Punctuating what we view is a trend toward a new emphasis on growth for REIT investors, Simon Property Group, the largest owner of regional malls in the United States, announced it would acquire Chelsea Property

--------------------------------------------------------------------------------
                                       2





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                       COHEN & STEERS REALTY SHARES, INC.

Group. This outlet center company has consistently had one of the highest cash flow growth rates in our investment universe. The $5 billion deal is notable because Simon is paying $66 per share, a 13% premium to Chelsea's pre-announcement price, which already reflected a 25% premium to Wall Street's consensus opinion of the private market value of Chelsea's assets. Because Chelsea has such unique growth prospects Simon is willing to pay a very large premium to the generally recognized value of the underlying assets and, in our opinion, can still generate a significant beneficial impact to its own growth rate. Chelsea is a great example of a real estate company that we believe is truly worth more than just the value of its bricks and mortar. We would not be surprised if there was more acquisition activity involving high growth companies.

INVESTMENT OUTLOOK

    In the wake of the REIT stock price decline in the second quarter, many investors have asked us whether REITs can continue to perform well in what many are concerned (overly so, in our view) may be a period of rising interest rates.

    Our view has always been and continues to be that real estate fundamentals are the primary driver of REIT returns over the long run. Still, we regularly examine the extent to which REITs are correlated with other asset classes. We have found that over the long term REIT share price behavior has not been statistically related in any material way to those of bonds or interest rates. In other words, over time, the performance of the bond market has explained virtually none of the performance of REITs.

    Over the short term, REITs may appear to correlate with interest rates, as we have seen recently. However, although we can say with certainty that rising rates result in poor returns for bonds, the REIT return equation cannot be solved using interest rates as the only input variable. Importantly, we have also found that in the 12 months following periods of rising interest rates, as the dampening effect of higher interest rates on security returns has subsided and the acceleration of real estate fundamentals has kicked in, REIT performance historically has been consistently very strong.

    Nonetheless, we cannot ignore the fact that interest rates can have an impact on REIT earnings and asset values. Higher interest rates will increase the cost of REITs' debt capital over time, although the impact will be mitigated by REITs' use of primarily long-term, fixed-rate debt. Higher interest rates may also result in higher real estate capitalization rates, which would tend to lower estimates of property values.

    Higher interest rates can also have some beneficial effects on REITs. The higher inflationary expectations, which are partially driving higher interest rates, push up the price of building costs, especially inputs like steel, concrete, lumber, labor and construction period interest. Thus the overall replacement cost of real estate escalates, which flows through eventually in the form of higher market rents. Already we are hearing reports that construction costs have risen by as much as 25% over the past two years. If capitalization rates were to rise, the return on assets that REITs could achieve on external acquisitions of property should increase. Furthermore, higher debt costs will tend to choke off development of new, competitive real estate. These higher debt costs tend to

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                                       3

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                       COHEN & STEERS REALTY SHARES, INC.

have a greater impact on the private developers who typically build the majority of new buildings and use a higher proportion of debt in their capital structure.

    Our conclusion is that, although changes in interest rates have a varied impact on REITs, the positive and negative impacts have historically tended to offset one another, such that the overall impact on REIT returns has not generally been material, thus, the historical lack of correlation. What remains material is the supply and demand for real estate and how that impacts building occupancies and rents. The most important thing to recognize in our view about the prospects for REIT returns is that the job growth that occurred in March of this year was followed up with strong job growth reports for both April and May. With this key economic driver in place, we believe the prospects for higher building occupancies and rents, and thus for higher cash flows for REITs, are excellent.

    At this point, with the first dose of Fed tightening already under our belts and a further rise in interest rates widely anticipated among economists and investors alike, it is safe to say that whatever impact investors believe rising interest rates may have on REITs has been well digested by the stock market, the net effect having been to bring REIT valuations in line with historical norms. In our view, the favorable prospects for accelerating cash flow growth over the next couple of years in combination with these valuations give us confidence that REITs can continue to generate attractive total returns.

Sincerely,


             MARTIN COHEN                  ROBERT H. STEERS
             MARTIN COHEN                  ROBERT H. STEERS
             President                     Chairman

                              JAMES S. CORL
                              JAMES S. CORL
                              Portfolio Manager

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                                       5

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                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER          VALUE
                                                          OF SHARES       (NOTE 1)
                                                         -----------   --------------
EQUITIES                                        98.54%(a)
    DIVERSIFIED                                  6.01%
         Crescent Real Estate Equities Co. ............      382,500   $    6,165,900
         Vornado Realty Trust..........................    1,681,200       96,013,332
                                                                       --------------
                                                                          102,179,232
                                                                       --------------
    HEALTH CARE                                  1.73%
         Ventas........................................    1,261,900       29,465,365
                                                                       --------------
    HOTEL                                        7.62%
         Hilton Hotels Corp. ..........................    1,421,600       26,527,056
         Host Marriott Corp.(b)........................    4,811,200       59,466,432
         Starwood Hotels & Resorts Worldwide...........      971,800       43,585,230
                                                                       --------------
                                                                          129,578,718
                                                                       --------------
    INDUSTRIAL                                    9.95%
         AMB Property Corp. ...........................      740,300       25,636,589
         Catellus Development Corp. ...................    1,703,413       41,989,130
         ProLogis......................................    3,084,400      101,538,448
                                                                       --------------
                                                                          169,164,167
                                                                       --------------
    OFFICE                                      21.35%
         Arden Realty..................................      737,700       21,695,757
         Boston Properties.............................    1,996,800       99,999,744
         Brookfield Properties Corp. ..................    1,502,500       43,196,875
         CarrAmerica Realty Corp. .....................      837,700       25,323,671
         Equity Office Properties Trust................    1,561,199       42,464,613
         Highwoods Properties..........................       42,600        1,001,100
         Kilroy Realty Corp. ..........................      762,300       25,994,430
         Mack-Cali Realty Corp. .......................      583,000       24,124,540
         Maguire Properties............................      866,200       21,455,774
         Prentiss Properties Trust.....................      527,100       17,668,392
         SL Green Realty Corp. ........................      852,200       39,882,960
                                                                       --------------
                                                                          362,807,856
                                                                       --------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.
(b) Nonincome producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER          VALUE
                                                          OF SHARES       (NOTE 1)
                                                         -----------   --------------
    OFFICE/INDUSTRIAL                            1.97%
         Liberty Property Trust........................      211,700   $    8,512,457
         Reckson Associates Realty Corp. ..............      907,100       24,908,966
                                                                       --------------
                                                                           33,421,423
                                                                       --------------
    RESIDENTIAL                                  21.09%
       APARTMENT                                 19.11%
         Apartment Investment & Management Co. ........      268,100        8,345,953
         Archstone-Smith Trust.........................    2,280,000       66,872,400
         AvalonBay Communities.........................    1,417,800       80,134,056
         BRE Properties................................    1,067,500       37,095,625
         Equity Residential............................    1,420,700       42,237,411
         Essex Property Trust..........................      488,100       33,361,635
         Post Properties...............................    1,034,800       30,164,420
         Summit Properties.............................    1,033,400       26,496,376
                                                                       --------------
                                                                          324,707,876
                                                                       --------------
       MANUFACTURED HOME                         1.98%
         Affordable Residential Communities............      272,300        4,520,180
         Sun Communities...............................      774,500       29,159,925
                                                                       --------------
                                                                           33,680,105
                                                                       --------------
         TOTAL RESIDENTIAL.............................                   358,387,981
                                                                       --------------
    SELF STORAGE                                 4.75%
         Public Storage................................    1,060,100       48,775,201
         Shurgard Storage Centers......................      852,800       31,894,720
                                                                       --------------
                                                                           80,669,921
                                                                       --------------
    SHOPPING CENTER                             24.07%
       COMMUNITY CENTER                          6.08%
         Developers Diversified Realty Corp. ..........      942,900       33,350,373
         Federal Realty Investment Trust...............      951,600       39,577,044
         Pan Pacific Retail Properties.................      369,000       18,641,880
         Regency Centers Corp. ........................      274,600       11,780,340
                                                                       --------------
                                                                          103,349,637
                                                                       --------------

                See accompanying notes to financial statements.
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                                       7





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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                           NUMBER          VALUE
                                                          OF SHARES       (NOTE 1)
                                                         -----------  ---------------
       REGIONAL MALL                            17.99%
         CBL & Associates Properties...................      440,500   $   24,227,500
         General Growth Properties.....................      731,400       21,627,498
         Macerich Co. .................................      878,400       42,049,008
         Mills Corp. ..................................    1,094,000       51,089,800
         Rouse Co. ....................................    1,439,700       68,385,750
         Simon Property Group..........................    1,305,600       67,133,952
         Taubman Centers...............................    1,362,100       31,178,469
                                                                       --------------
                                                                          305,691,977
                                                                       --------------
         TOTAL SHOPPING CENTER.........................                   409,041,614
                                                                       --------------
              TOTAL EQUITIES (Identified
                cost -- $1,136,291,444)................                 1,674,716,277
                                                                       --------------

                                                          PRINCIPAL
                                                           AMOUNT
                                                         -----------
COMMERCIAL PAPER                                 0.99%
         State Street Corp., 1.10%, due
           07/01/2004 (Identified
           cost -- $16,885,000).......................   $16,885,000       16,885,000
                                                                       --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,153,176,444)...................    99.53%                  1,691,601,277
OTHER ASSETS IN EXCESS OF LIABILITIES.......     0.47%                      8,033,529
                                               ------                  --------------
NET ASSETS (Equivalent to $58.65 per share
  based on 28,980,082 shares of capital
  stock outstanding)........................   100.00%                 $1,699,634,806
                                               ------                  --------------
                                               ------                  --------------

                See accompanying notes to financial statements.
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                                       8

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                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,153,176,444) (Note 1).....................  $1,691,601,277
    Cash....................................................             831
    Dividends receivable....................................       9,028,168
    Receivable for investment securities sold...............       7,593,164
    Receivable for fund shares sold.........................       1,905,040
    Other assets............................................          18,700
                                                              --------------
         Total Assets.......................................   1,710,147,180
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       7,462,651
    Payable for fund shares redeemed........................       1,421,902
    Payable to investment advisor...........................       1,146,555
    Payable to administrator................................          45,759
    Other liabilities.......................................         435,507
                                                              --------------
         Total Liabilities..................................      10,512,374
                                                              --------------
NET ASSETS applicable to 28,980,082 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $1,699,634,806
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
  ($1,699,634,806[div]28,980,082 shares outstanding)........  $        58.65
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $1,120,597,466
    Distributions in excess of net investment income........     (11,667,635)
    Accumulated net realized gain on investments............      52,280,142
    Net unrealized appreciation on investments..............     538,424,833
                                                              --------------
                                                              $1,699,634,806
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
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                                       9

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                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $74,104 of foreign withholding
       tax).................................................    $ 29,872,027
    Interest income.........................................         350,817
                                                                ------------
         Total Income.......................................      30,222,844
                                                                ------------
Expenses:
    Investment advisory fees (Note 2).......................       7,088,595
    Administration and transfer agent fees (Note 2).........       1,148,601
    Reports to shareholders.................................         281,856
    Custodian fees and expenses.............................          71,088
    Professional fees.......................................          68,091
    Line of credit fees and expenses (Note 7)...............          54,822
    Registration and filing fees............................          47,308
    Directors' fees and expenses (Note 2)...................          18,955
    Miscellaneous...........................................          63,032
                                                                ------------
         Total Expenses.....................................       8,842,348
                                                                ------------
    Reduction of Expenses (Note 6)..........................          (5,407)
                                                                ------------
         Net Expenses.......................................       8,836,941
                                                                ------------
Net Investment Income.......................................      21,385,903
                                                                ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................      59,959,015
    Net change in unrealized appreciation on investments....      33,491,626
                                                                ------------
         Net realized and unrealized gain on investments....      93,450,641
                                                                ------------
Net Increase in Net Assets Resulting from Operations........    $114,836,544
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.
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                                       10





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                       COHEN & STEERS REALTY SHARES, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                        FOR THE             FOR THE
                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2004     DECEMBER 31, 2003
                                                    ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income....................   $   21,385,903     $   41,356,107
         Net realized gain on investments.........       59,959,015         70,337,803
         Net change in unrealized appreciation on
            investments...........................       33,491,626        347,464,561
                                                     --------------     --------------
              Net increase in net assets resulting
                from operations...................      114,836,544        459,158,471
                                                     --------------     --------------
    Dividends and Distributions to Shareholders
       from (Notes 1 and 4):
         Net investment income....................      (33,053,538)       (53,586,419)
         Net realized gain on investments.........               --        (56,364,760)
                                                     --------------     --------------
              Total dividends and distributions to
                shareholders......................      (33,053,538)      (109,951,179)
                                                     --------------     --------------
    Capital Stock Transactions (Note 5):
         Increase/(decrease) in net assets from
            fund share transactions...............      (63,402,249)        76,604,759
                                                     --------------     --------------
              Total increase in net assets........       18,380,757        425,812,051
    Net Assets:
         Beginning of period......................    1,681,254,049      1,255,441,998
                                                     --------------     --------------
         End of period(a).........................   $1,699,634,806     $1,681,254,049
                                                     --------------     --------------
                                                     --------------     --------------

-------------------
(a) Includes distributions in excess of net investment income of $11,667,635 and $0 at June 30, 2004 and December 31, 2003, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

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                       COHEN & STEERS REALTY SHARES, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                      FOR THE SIX               FOR THE YEAR ENDED DECEMBER 31,
                                                      MONTHS ENDED    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     JUNE 30, 2004      2003       2002       2001       2000       1999
--------------------------------                     --------------   --------   --------   --------   --------   --------
Net asset value, beginning of period...............     $  55.64      $  43.34   $  44.41   $  44.26   $  36.91   $  37.98
                                                        --------      --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income...........................         0.72          1.47       1.72       1.77       1.92       1.69
   Net realized and unrealized gain/(loss) on
     investments...................................         3.40         14.63      (0.42)      0.65       7.67      (0.78)
                                                        --------      --------   --------   --------   --------   --------
       Total income from investment operations.....         4.12         16.10       1.30       2.42       9.59       0.91
                                                        --------      --------   --------   --------   --------   --------
Less dividends and distributions to shareholders
 from:
   Net investment income...........................        (1.12)        (1.88)     (2.38)     (1.74)     (1.91)     (1.69)
   Net realized gain on investments................           --         (1.93)        --         --         --         --
   Tax return of capital...........................           --            --         --      (0.53)     (0.33)     (0.29)
                                                        --------      --------   --------   --------   --------   --------
       Total dividends and distributions to
         shareholders..............................        (1.12)        (3.81)     (2.38)     (2.27)     (2.24)     (1.98)
                                                        --------      --------   --------   --------   --------   --------
Redemption fees retained by fund...................         0.01          0.01       0.01         --         --         --
                                                        --------      --------   --------   --------   --------   --------
       Net increase/(decrease) in net assets.......         3.01         12.30      (1.07)      0.15       7.35      (1.07)
                                                        --------      --------   --------   --------   --------   --------
Net asset value, end of period.....................     $  58.65      $  55.64   $  43.34   $  44.41   $  44.26   $  36.91
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
==========================================================================================================================
Total investment return............................         7.42%(a)     38.09%      2.79%      5.70%     26.63%      2.68%
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)............     $1,699.6      $1,681.3   $1,255.4   $1,387.1   $1,309.0   $1,465.0
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
Ratio of expenses to average daily net assets
 (before expense reduction)........................         1.04%(b)      1.07%      1.08%      1.09%      1.07%      1.07%
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
Ratio of expenses to average daily net assets
 (net of expense reduction)........................         1.04%(b)      1.07%      1.08%      1.09%      1.07%      1.06%
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
Ratio of net investment income to average daily
 net assets (before expense reduction).............         2.53%(b)      2.96%      3.70%      4.02%      4.53%      4.33%
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
Ratio of net investment income to average daily
 net assets (net of expense reduction).............         2.53%(b)      2.96%      3.70%      4.02%      4.53%      4.34%
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------
Portfolio turnover rate............................        13.59%(a)     36.64%     37.30%     44.52%     33.49%     21.34%
                                                        --------      --------   --------   --------   --------   --------
                                                        --------      --------   --------   --------   --------   --------

-------------------
(a) Not annualized.
(b) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities.

    Unrealized gains and losses on securities that result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor received a monthly fee in an amount equal to 1/12th of 0.85% for the first $1.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the fund. For the six months ended June 30, 2004, the fund incurred $7,088,595 in advisory fees.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily net assets. For the six months ended June 30, 2004, the fund paid the advisor $169,138 fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $18,955.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2004 totaled $228,940,142 and $292,005,510, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,153,176,444
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $  539,826,716
Gross unrealized depreciation....................  $   (1,401,883)
                                                   --------------
Net unrealized appreciation......................  $  538,424,833
                                                   --------------
                                                   --------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                       FOR THE                      FOR THE
                                   SIX MONTHS ENDED                YEAR ENDED
                                    JUNE 30, 2004              DECEMBER 30, 2003
                              --------------------------   --------------------------
                                SHARES        AMOUNT         SHARES        AMOUNT
                              ----------   -------------   ----------   -------------
Sold........................   4,461,782   $ 255,534,253    7,576,939   $ 375,138,134
Issued as reinvestment of
  dividends.................     509,083      30,096,882    1,926,675      99,678,182
Redeemed....................  (6,209,027)   (349,344,690)  (8,252,217)   (398,449,177)
Redemption fees retained by
  fund......................          --         311,306           --         237,620
                              ----------   -------------   ----------   -------------
Net increase/(decrease).....  (1,238,162)  $ (63,402,249)   1,251,397   $  76,604,759
                              ----------   -------------   ----------   -------------
                              ----------   -------------   ----------   -------------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

    The advisor has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the six months ended June 30, 2004, the fund's expenses were reduced by $5,407 under this arrangement.

NOTE 7. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Utility Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc. has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    At June 30, 2004, the fund had no loans outstanding. During the six months ended June 30, 2004, the average daily balance of loans outstanding was $8,833,333 at a weighted average interest rate of 1.64%. The maximum amount of loans outstanding at any time during the six months ended June 30, 2004 was $13,800,000 on January 30, 2004, which was 0.80% of net assets. For the six months ended June 30, 2004, the fund paid commitment fees and other expenses of $54,822.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2004) (UNAUDITED)

        ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION (7/2/91)
        --------   ----------   ---------   ------------------------
         29.98%      14.06%      12.44%              13.75%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                 PROXY RESULTS

    During the six months ended June 30, 2004, Cohen & Steers Realty Shares, Inc. shareholders voted on the following proposal at the shareholder meeting held on May 25, 2004. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------
                                                              SHARES VOTED   AUTHORITY
                                                                  FOR        WITHHELD
--------------------------------------------------------------------------------------
To elect Directors
Gregory C. Clark............................................   13,567,997     93,505
Bonnie Cohen................................................   13,567,997     93,505
Martin Cohen................................................   13,567,997     93,505
George Grossman.............................................   13,567,997     93,505
Richard J. Norman...........................................   13,567,997     93,505
Frank K. Ross...............................................   13,567,997     93,505
Willard H. Smith............................................   13,567,997     93,505
Robert H. Steers............................................   13,567,997     93,505

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                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                   COHEN & STEERS                                        COHEN & STEERS
                 EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY
      A, B, C AND I SHARES AVAILABLE                      IN REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO


                  FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:

                   COHEN & STEERS                                        COHEN & STEERS
                    UTILITY FUND                                      SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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                                       18

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Richard J. Norman                      Boston Financial Data Services, Inc.
Director                               66 Brooks Drive
                                       Braintree, MA 02184
Frank K. Ross                          (800) 437-9912
Director
                                       LEGAL COUNSEL
Willard H. Smith Jr.                   Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Adam Derechin
Vice president and assistant treasurer DISTRIBUTOR
                                       Cohen & Steers Securities, LLC
Joseph M. Harvey                       757 Third Avenue
Vice president                         New York, NY 10017

Lawrence B. Stoller                    Nasdaq Symbol: CSRSX
Assistant secretary                    Web site: cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Realty Shares, Inc. unless accompanied
                                       or preceded by the delivery of a
                                       currently effective prospectus setting
                                       forth details of the fund. Past
                                       performance is of course no guarantee
                                       of future results and your investment
                                       may be worth more or less at the time
                                       you sell.

--------------------------------------------------------------------------------
                                       19

                                              COHEN & STEERS
                                               REALTY SHARES



                                              -----------------
                                              SEMIANNUAL REPORT
                                                JUNE 30, 2004



COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017




                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as .............................. [div]
The section symbol shall be expressed as ............................. 'SS'